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                                                                       EXHIBIT 6



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 16, 1999, as to American General Life Insurance Company, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6, Nos. 333-87307 and 811-08561) of American General Life Insurance Company.



                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                         ERNST & YOUNG LLP



Houston, Texas
January 19, 2000